                                                                 EXHIBIT 10.12.3

A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW THE MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS MORTGAGE.

ATTENTION ____________ COUNTY CLERK:
Recording requested by and when recorded mail to:

BANK ONE, TEXAS, N.A.
c/o Robert N. Rule, Jr., Esq.
Locke Purnell Rain Harrell
2200 Ross Avenue, Suite 2200
Dallas, Texas 75201

                    MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT
                     OF PRODUCTION AND FINANCING STATEMENT


THE STATE OF OKLAHOMA             )
                                  )         KNOW ALL MEN BY THESE PRESENTS:
COUNTIES OF CANADIAN, GRADY       )
 and JACKSON                      )

         WHEREAS, Brigham Oil & Gas L.P., a Delaware limited partnership, whose address is 5949 Sherry Lane, Suite 1616, Dallas, Texas 75225 (hereinafter referred to as "Mortgagor"), does hereby execute and deliver this Mortgage, Security Agreement, Assignment of Production and Financing Statement (hereinafter referred to as the "Mortgage"), for the use and benefit of BANK ONE, TEXAS, N.A., a national banking association (hereinafter referred to as "Bank"), with its address at P. O. Box 655415, Dallas, Texas 75265-5415; covering oil and gas properties and interests, and related personal properties, therein described located on land situated in the Counties of Canadian, Grady, and Jackson, State of Oklahoma;

         NOW, THEREFORE, for and in consideration of the sum of $10.00 and other good and valuable consideration, in hand paid by Bank to Mortgagor, the receipt and sufficiency of which is hereby acknowledged and confessed, Mortgagor does hereby GRANT, MORTGAGE, WARRANT, BARGAIN, SELL, TRANSFER, ASSIGN and CONVEY unto Bank, with power of sale, all right, title and interest now or at any time hereafter vested in Mortgagor in and to the following described properties and interests, to wit:

                 (a) All oil, gas and mineral interests and other interests and property of every kind and character located on or attributable to the real property described on Exhibit "A" (hereinafter collectively referred to as the "Lands"), attached hereto and made a part hereof by reference for all purposes as if copied herein in full;

                 (b) Any and all operating agreements, communitization agreements, unitization agreements, pooling agreements, declarations of pooled units, all units created under orders, regulations, rules or other official acts of any federal, state or other governmental body or regulatory agencies providing for pooling and unitization, spacing orders or other well permits and other instruments, whether now or hereafter made, and the units created thereby, which relate to any of the properties and interests described or referred to in Exhibit "A", whether or not such agreements, orders or instruments are described in Exhibit "A";

                 (c) All real property described or referred to in Exhibit "A", even though Mortgagor's rights, titles and interests be incorrectly or insufficiently described or referred to therein, or a description of a part or all of such rights, titles and interests be omitted from Exhibit "A";

                 (d) Any and all oil, gas and mineral leases described or referred to in Exhibit "A" (herein collectively referred to as the "Leases"), and any and all other oil, gas and mineral leases insofar as they cover all or any part of the Lands together with all right, title and interest now or at any time hereafter vested in Mortgagor in and to any and all overriding royalty interests, mineral interests, royalty interests, net profit interests, oil payments, production payments and all other interests and properties of every kind and character insofar as they cover any of the Lands or the Leases, insofar as the Leases cover the Lands, even though such rights, titles and interests be incorrectly or insufficiently described or referred to therein, or a description of a part or all of such rights, titles and interests be omitted from Exhibit "A", together with any and all renewals, extensions, substitutions, ratifications, supplements, amendments and replacements of and for any of the Leases or other interests described or referred to herein, insofar as the same cover the Lands;

                 (e) All personal property, fixtures, hereditaments, improvements, easements, permits, licenses, servitudes, surface leases and rights-of-way situated upon or used or useful or held for use in connection with the exploration, development or operation of the foregoing properties and interests, or the production, treating, storing or transportation of oil, gas and other hydrocarbons therefrom, including, without limitation, liquid extraction plants, plant compressors, field gathering systems, valves, fittings, engines, boilers, meters, cables, wires, towers, tubing and rods, casing, connections, tanks and tank batteries, separators, lines, pumps, pipes, pipelines, structures, buildings, sheds, oil wells, gas wells, injection wells, other wells, fixtures, tools, machinery and other equipment, power lines, telephone and telegraph lines, and other appurtenances, apparatus, appliances and property of every kind and character, movable or immovable, now or at any time hereafter located on the Lands, or which may now or hereafter be used or obtained in connection therewith, whether or not the same are described or referred to in Exhibit "A", together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing properties;

                 (f) All oil, casinghead gas and gas sales, purchase, exchange and processing contracts and agreements, and all other contracts, agreements and instruments, whether now in existence or hereafter made, which relate to (but only to the extent the same relate to) any of the properties and interests described or referred to in Exhibit "A", whether or not such contracts and agreements are described or referred to in Exhibit "A", together with any and all renewals, extensions, substitutions, ratifications, supplements, amendments and replacements of or for any such contracts, agreements and instruments to the extent such relate to such properties and interests;

                 (g) All oil, gas and other hydrocarbons, including, without limitation, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons, and all products separated, settled and dehydrated therefrom, and all products refined therefrom, including, without limitation, kerosene, liquified petroleum gas, refined lubricating oils, diesel fuel, drip gasoline and natural gasoline, and all other minerals, and the proceeds thereof, produced and to be produced from and which accrue or are attributable to any of the above described or referenced properties and interests, by virtue of the above described or referenced contracts, agreements and instruments; and

                 (h) Any and all proceeds, rents, issues, profits, products, revenues and other income arising from or by virtue of the sale, lease or other disposition of, or from any insurance payable with respect to damage, loss or destruction of, the collateral described in Subparagraphs (a) through (g) above.

         It is expressly understood and agreed by the parties hereto that any and all decimal fractional interests and/or well names set out in Exhibit A pertaining to any of the properties and interests described or referred to in Exhibit A have been appended for informational purposes only and shall not limit in any way whatsoever the interest of Mortgagor in such properties and interests, or interests derived thereunder, which are subject to this Mortgage, Security Agreement, Assignment of Production and Financing Statement (hereinafter referred to as this "Mortgage").

         Mortgagor's interests in the properties and interests described in Subparagraphs (a) through (h) above are all hereinafter sometimes collectively referred to as the "Mortgaged Properties".

         TO HAVE AND TO HOLD the Mortgaged Properties, together with all the rights, hereditaments and appurtenances in anywise appertaining or belonging thereto, unto Bank and its successors and assigns for the uses and purposes hereinafter set forth forever.





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         The term "Mortgagor's Successors", as used herein, shall mean
Mortgagor's heirs, executors, legal representatives, successors and assigns. Mortgagor hereby binds Mortgagor and Mortgagor's Successors to warrant and forever defend all and singular, the Mortgaged Properties, subject to the Permitted Liens (as defined in the Loan Agreement), unto Bank and its successors or substitutes in this trust, and its and their assigns, forever, against every person whomsoever lawfully claiming or to claim the same or any part thereof.

         This conveyance is intended as a mortgage, however, against the Mortgaged Properties, and the same is executed and delivered to secure and enforce the payment by Mortgagor of all amounts provided to be paid by the terms of the Note (as hereinafter defined), as well as all other indebtedness from Mortgagor to Bank, hereinafter mentioned, as well as for other purposes, as hereinafter set forth.

         As used herein, the term "Loan Agreement" shall mean that certain Loan Agreement of even date herewith between Mortgagor and Bank.


                                   ARTICLE 1
                         REPRESENTATIONS AND WARRANTIES

         1.1 Mortgagor hereby expressly represents and warrants to Bank that (a) the Leases are in full force and effect; (b) Mortgagor's interests in the Leases are valid and subsisting on the Lands and entitle Mortgagor to receive that proportion (indicated as "NRI") of the total production from the Mortgaged Properties indicated in connection with the descriptions thereof in Exhibit "A", subject to matters disclosed in Exhibit A and to Permitted Liens, which altogether do not cause the working interests of Grantor to be greater than or the net revenue interests of Grantor to be less than indicated on Exhibit A; (c) Mortgagor has good, valid and indefeasible title to Mortgagor's interest in the Leases and to Mortgagor's interest in the personal property and fixtures comprising a part of the Mortgaged Properties or used or obtained in connection therewith except for Permitted Liens (as that term is defined in the Loan Agreement) and except as provided in Exhibit "A", and the right, power and authority to execute and deliver this Mortgage and convey the Mortgaged Properties; (d) the Mortgaged Properties are free and clear of all claims, liens, encumbrances, security interests, contracts, agreements, options or other restrictions or limitations of any nature or kind, except for Permitted Liens (as defined in the Loan Agreement) and except as expressly provided herein; (e) all rentals, royalties and other amounts due and payable under the Leases have been duly paid or provision made for the payment of same, and obligations to be performed under the Leases as to the Lands have been duly performed; (f) the holder shall quietly enjoy and possess the Mortgaged Properties; (g) Mortgagor is not a party to, and none of the hydrocarbons produced from any of the wells located on the Leases are the subject of, any Advance Payment Contract affecting or relating to any of the Mortgaged Properties. As used herein, the term "Advance Payment Contract" means any contract whereby Mortgagor either (1) receives or becomes entitled to receive (either directly or indirectly to a third party for Mortgagor's account or benefit) any payment (an "Advance Payment") to be applied toward payment of the purchase price of hydrocarbons produced or to be produced from any of the Mortgaged Properties and which Advance Payment is paid in advance of actual delivery of such production to or for the account of the purchaser regardless of such production, or (2) grants an option or right of refusal to the purchaser to take delivery of such production in lieu of payment, and, in either of the foregoing instances, the Advance Payment is, or is to be, applied as payment in full for such production when sold and delivered or is, or is to be, applied as payment for a portion only of the purchase price thereof or of a percentage or share of such production; provided that (A) inclusion of the standard "take or pay" provision in any gas sales or purchase contract shall not, in and of itself, constitute such contract as an Advance Payment Contract for the purposes hereof, and (B) neither a hedging, swap or other similar arrangement, nor a gas balancing agreement shall constitute an Advance Payment Contract; (h) Mortgagor and any guarantor of the Secured Indebtedness (hereinafter defined) are now in a solvent condition; (i) no bankruptcy or insolvency proceedings are pending contemplated or threatened by or against Mortgagor and any guarantor of the Secured Indebtedness; and (j) no other judicial or administrative actions, suits or proceedings are pending, contemplated or threatened by or against Mortgagor and any guarantor of the Secured Indebtedness.


                                   ARTICLE 2
                              SECURED INDEBTEDNESS

         2.1 This Mortgage is given to secure payment and performance of the following indebtedness, obligations and liabilities, to wit:

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                 (a)      That certain Revolving Note dated of even date in the
         original principal amount of Twenty-Five Million Dollars
         ($25,000,000), executed by Mortgagor, as maker, payable to the order of Bank, bearing interest as provided therein and containing usual and customary provisions for collection and attorneys' fees (hereinafter referred to as the "Note"); and any and all renewals, increases, refundings, substitutions, replacements, consolidations and/or extensions of or for the Note, or any part thereof;

                 (b) All indebtedness, obligations and liabilities of Mortgagor arising pursuant to the provisions of any loan agreement, whether now existing or hereafter arising, executed or to be executed by and between Mortgagor and Bank, including, without limitation, the Loan Agreement, and all supplements, amendments, restatements, modifications and replacements thereof or therefor, together with any and all renewals, increases, refundings, substitutions, replacements, consolidations and/or extensions of or for any such indebtedness, obligations and liabilities, or any part thereof;

                 (c) All indebtedness, obligations and liabilities arising pursuant to the provisions of this Mortgage, and any and all other deeds of trust, mortgages, indentures, security agreements, pledge agreements, collateral mortgages, collateral chattel mortgages, assignments, or other conveyances, whether now existing or hereafter arising, and all supplements, amendments, restatements, modifications and replacements thereof or therefor, executed or to be executed by Mortgagor or any guarantor of the Secured Indebtedness to secure the Secured Indebtedness or for the use and benefit of Bank, together with any and all renewals, increases, refundings, substitutions, replacements, consolidations and/or extensions of or for any such indebtedness, obligations and liabilities, or any part thereof (hereinafter collectively referred to as the "Security Instruments");

                 (d) All loans and advances which Bank may hereafter make to Mortgagor, and any and all renewals, increases, refundings, substitutions, replacements, consolidations and/or extensions of any and all such loans and advances, or any part thereof; and

                 (e) All other and additional debts, obligations and liabilities of every kind and character of Mortgagor, now existing or hereafter arising in favor of Bank, regardless of whether such debts, obligations and liabilities are direct or indirect, primary or secondary, joint, several or joint and several, fixed or contingent, and regardless of whether such present or future debts, obligations and liabilities may, prior to their acquisition by Bank, be or have been payable to, or be or have been in favor of, some other persons or have been acquired by Bank in a transaction with one other than Mortgagor, together with any and all renewals, increases, refundings, substitutions, replacements, consolidations and/or extensions of or for any and all such debts, obligations, and liabilities, or any part thereof (it being contemplated that Bank may lend additional sums of money to Mortgagor from time to time, but shall not be obligated to do so, and that all such additional sums and loans shall be part of the "Secured Indebtedness" as hereinafter defined).

         The term "Secured Indebtedness", as used herein, shall mean all of the indebtedness, obligations and liabilities described or referred to above in Subsections (a) through (e), inclusive, of this Section 2.1. The term "holder", as used herein, shall mean the holder or holders of the Secured Indebtedness or any part thereof.


                                   ARTICLE 3
                                   COVENANTS

         3.1 The covenants, agreements and undertakings of Mortgagor contained in this Mortgage, whether in this Article 3 or elsewhere, are made by Mortgagor for Mortgagor and Mortgagor's Successors.

         3.2 Mortgagor hereby covenants, agrees and specifically undertakes hereby:

                 (a) In all material respects, to maintain, preserve and keep or cause to be maintained, preserved and kept Mortgagor's interests in the Mortgaged Properties and all appurtenances thereto, including, without limitation, all buildings, improvements, machinery, equipment, pipelines, fixtures and other personal property of every kind and character, in respect of the Leases, in thorough repair, working order and condition, and from time to time, at Mortgagor's own expense, do or cause to be done all necessary and proper repairs, renewals, replacements and substitutions of the Mortgaged Properties and all appurtenances thereto, so that at all times the state and condition of the Mortgaged Properties and all appurtenances thereto will be fully preserved and maintained;

                 (b) To the extent Mortgagor has the right to do so, permit or cause to be permitted the holder, its agents, employees and representatives, at their own risk, to go upon, examine, inspect and remain on the Mortgaged Properties, and to go upon the derrick floor of any well or wells at any time drilled or being drilled thereon, and to strap, gauge, measure and inspect any and all tanks at any time on the Mortgaged Properties or holding oil, gasoline or casinghead gasoline therefrom; and Mortgagor shall do or cause to be done all things necessary and/or proper to enable the holder to exercise said rights whenever it so desires information so obtained shall be subject to the Bank's obligations to maintain confidentiality as provided in
         Section 12(i) of the Loan Agreement;

                 (c) To promptly notify the holder in writing if the validity or priority of this Mortgage or any of the rights, titles, liens or security interests created or evidenced hereby with respect to the Mortgaged Properties, or any part thereof, shall be questioned, attacked or endangered, directly or indirectly, and do or cause to be done all things necessary and/or proper to protect, warrant and defend title to the Mortgaged Properties unto the holder and its successors and assigns at Mortgagor's sole expense against all persons whomsoever claiming an interest therein or a lien or security interest thereon, but the holder shall have the right, at any time, to intervene in any suit affecting such title and to employ independent counsel in connection with any such suit to which it may be a party by intervention or otherwise; and upon demand Mortgagor agrees to pay the holder all reasonable expenses paid or incurred by it in respect of any such suit affecting title to any such property or affecting the holder's rights, titles, liens or security interests hereunder, including, without limitation, reasonable fees to the holder's attorneys, and Mortgagor will indemnify and hold the holder harmless from and against any and all costs and expenses, including, without limitation, any and all costs, loss, damage or liability which the holder may suffer or incur by reason of the failure of the title to all or any part of the Mortgaged Properties, or by reason of the failure or inability of Mortgagor, for any reason, to convey the rights, titles, liens and security interests which this Mortgage purports to mortgage, create or assign, and all amounts at any time so payable by Mortgagor shall be secured by the lien and security interest hereof and by the assignment of production herein contained;

                 (d) At any time and from time to time, upon request by the holder and at Mortgagor's sole expense, forthwith to execute and deliver or cause to be executed and delivered to the holder and to record, file or register, any and all additional instruments and further assurances as may be necessary or proper, in the holders opinion, to effect the intent of these presents;

                 (e) To promptly furnish the holder with the financial information, statements, and reports reasonably requested by and required to be furnished to Bank;

                 (f) To pay all Secured Indebtedness in accordance with the terms thereof or hereof, or when the maturity thereof be accelerated in accordance with the terms thereof or hereof;

                 (g) To promptly pay and discharge or cause to be promptly paid and discharged all rentals, delay rentals, royalties and indebtedness accruing under, and to perform or cause to be performed in all material respects each and every act, matter or thing required by each and all of the assignments, deeds, Leases, subleases, contracts and agreements comprising a part of or affecting Mortgagor's interests in the Mortgaged Properties, and to do or cause to be done all other things necessary to keep unimpaired in all material respects Mortgagor's rights with respect thereto and to prevent any forfeiture thereof or default thereunder; provided, however, that nothing in this Mortgage shall be deemed to (1) require the Mortgagor to perpetuate or renew any oil and gas lease or other lease by payment of rental or delay rental or by commencement or continuation of operations, or (2) prevent the Mortgagor from abandoning or releasing any oil and gas lease, other lease or well thereon, when in such events, in the opinion of Mortgagor, exercised in good faith, it is not in the best interest of Mortgagor to perpetuate the same;

                 (h) To do or cause to be done such development work as may be reasonably necessary to the prudent and economical operation of the Mortgaged Properties in accordance with the generally accepted practices of prudent operators in the industry, including all actions that may be appropriate to protect from diminution the productive capacity of the each producing well on the Mortgaged Properties (including, without limitation, cleaning out and reconditioning wells) and to protect the Mortgaged Properties against drainage whenever, and as often as, is necessary;

                 (i) To promptly correct and cure any defect, error or omission which may be discovered in the contents of this Mortgage or in any other Security Instrument or in the execution or acknowledgement hereof or thereof and in connection therewith, promptly execute, acknowledge and deliver to the holder any and all such corrective or curative instruments as the holder may in its sole and absolute discretion deem necessary or appropriate, and pay all costs and expenses, including, without limitation, the reasonable attorneys' fees of the holder, in connection with any of the foregoing; and

                 (j) To comply in all respects with the affirmative and negative covenants contained in the Loan Agreement, as the same may be supplemented, amended, modified and replaced from time to time.

         3.3 Any and all covenants contained in this Mortgage may from time to time, by instrument in writing signed by the holder and delivered to Mortgagor, be waived to such extent and in such manner as the holder may consider appropriate; but no such waiver shall at any time affect or impair the holder's rights or liens hereunder, except to the extent so specifically stated in such written instrument.

         3.4 As to any part of the Mortgaged Properties which may be comprised of interests in the Leases which are other than working interests or which may be operated by a party or parties other than Mortgagor, Mortgagor's covenants as expressed in this Article 3 are modified to require that Mortgagor use reasonable efforts to obtain compliance with such covenants by the working interest owners or the operator or operators of such Leases or properties, including, without limitation, the exercise by Mortgagor of all rights under any operating agreements to which Mortgagor is a party.


                                   ARTICLE 4
                             DEFAULTS AND REMEDIES

         4.1 The term "Event of Default", as used herein, shall mean the occurrence of any one or more of the following events:

                 (a) Any Event of Default specified in the Loan Agreement, any of the Security Instruments or any other agreement or contract existing at the date hereof or hereinafter entered into between Mortgagor and Bank, or any supplement, amendment, modification or replacement for any such agreement, shall have occurred; or

                 (b) The title of Mortgagor or Bank to the Mortgaged Properties, or a substantial part thereof, becomes in any manner affected or impaired or becomes the subject matter of litigation which, in the good faith opinion of Bank, would likely result in substantial impairment or loss of the lien and security interest intended to be created by this Mortgage.

then upon the occurrence of any such Event of Default, Mortgagor shall be in default hereunder and the Bank may declare all of the Secured Indebtedness to be forthwith due and payable whereupon the same shall forthwith become due without presentment, demand, protest, notice of intent to accelerate and notice of acceleration or other notice of any kind, all of which mortgagor hereby expressly waives. The Bank may thereupon avail itself of any of its legal and equitable rights and remedies, either by the institution of a suit or suits, in equity or at law, or in bankruptcy, in any court or courts of competent jurisdiction, whether for the specific performance of any covenant, undertaking or agreement contained herein or in the aid of any execution of any powers granted herein, or for any foreclosure hereof or hereunder, or for any sale of the mortgaged Properties, or any part thereof, so far as may be authorized by law, or for the enforcement of such other or additional appropriate legal or equitable remedies as the Bank may deem most effectual to protect and enforce the aforesaid rights.

         4.2 If Mortgagor should fail, refuse or be unable to pay any sum of money herein covenanted to be paid by Mortgagor, or fail, refuse or be unable to observe, keep or perform any additional covenant, agreement or undertaking whatsoever contained in this Mortgage, the holder may, but shall not be obligated to, pay said sums of money, or perform or attempt to perform any such covenant, agreement or undertaking and any such payment so made or expense reasonably incurred in the performance or attempted performance of any such covenant, agreement or undertaking shall be, and is hereby declared by Mortgagor to be, a part of the Secured Indebtedness, and Mortgagor promises, upon demand, to pay to the holder at the office of Bank set forth hereinabove all sums so advanced or paid by the holder, with interest at the Default Rate (as defined in the Loan Agreement) from the date paid or incurred by the holder. No such payment by the holder shall in any way be considered or constitute a waiver of any such default or of the holder's right to declare the Secured Indebtedness at once due and payable. In addition to the lien and security interest hereof, the holder shall be subrogated to all rights and liens securing the payment of any debt, claim, tax or assessment for the payment of which it shall have made such advance.

         4.3 Nothing contained in this Article 4 shall be construed to limit or amend in any way the Events of Default enumerated in or any other document executed in connection with the transaction contemplated herein or hereby. Bank may thereupon avail itself of any of its legal and equitable rights and remedies, either by the institution of a suit or suits, in equity or at law, or in bankruptcy, in any court or courts of competent jurisdiction, whether for the specific performance of any covenant, undertaking or agreement contained herein or in the aid of any execution of any powers granted herein, or for any foreclosure hereof or hereunder, or for any sale of the Mortgaged Properties, or any part thereof, so far as may be authorized by law, or for the enforcement of such other or additional appropriate legal or equitable remedies as Bank may deem most effectual to protect and enforce the aforesaid rights.

         4.4 Upon the occurrence of an Event of Default, and if such Event of Default is continuing, the Bank may, and Mortgagor hereby confers on the Bank the power to, sell the Mortgaged Property and the interests therein in the manner provided for in the Oklahoma Power of Sale Mortgage Foreclosure Act, OKLA. STAT., tit. 46, Sections 40 et seq., as the same may be amended from time to time (the "Act"), or other applicable Law. Such power of sale shall be exercised by giving Mortgagor a notice of intent to foreclose by power of sale and setting forth, among other things, the nature of the breach(es) or default(s) and the action required to effect a cure thereof and the time period within which such cure may be effected all in compliance with and as may be required by the Act or other applicable law. If no cure is effected within the statutory time limits, the holder may accelerate the Secured Indebtedness without further notice (the aforementioned statutory cure period shall run concurrently with any contractual provision for notice and cure period before acceleration of the Secured Indebtedness) and may then proceed in the manner and subject to and as required by the conditions of the Act or other applicable law to serve upon Mortgagor and other necessary parties and publish a notice of sale and to then sell and convey the Mortgaged Property all in accordance with the Act or other applicable law. The sale shall be made as an entirety or in lots, parcels, or divisions, upon such notice,at such time and place, in such manner and under such conditions all as provided for in the Act or other applicable law. The proceeds of the sale shall be applied in the manner provided for in the Act or other applicable law and in accordance with Section
4.7 hereof. No action of Bank based upon the provisions contained herein or contained in the Act, including, without limitation, the giving of the notice of intent to foreclose by power of sale or service of the notice of sale, shall constitute an election of remedies which would preclude Bank from pursuing judicial foreclosure before or at any time after commencement of the power of sale foreclosure procedure.

         4.5 In addition to all rights, privileges and options specified above, it is mutually agreed that upon the occurrence of an Event of Default, and if such Event of Default is continuing, if permitted by the laws of the state in which the Mortgaged Properties are located, Bank, acting and by and through any one or more designated agents or representatives, shall have the right (but not the obligation) and is hereby authorized and empowered to sell the Mortgaged Properties, or any part or parts thereof, either as a whole or in parts, at public or private sale, in whatever manner and upon whatever terms Bank may specify, and to convey same to the purchaser or purchasers; provided, however, that Bank may exercise the authority thus granted only after first having complied fully with all applicable laws of the state in which the Mortgaged Properties are located, including, without limitation, such laws as pertain to the foreclosure of mortgages or deeds of trust, the giving of notice of the time, place and terms of sale or sales, and the exercise of any of the rights, privileges and options thereby granted. Any holder of any indebtedness secured hereby shall have the right to become the purchaser at any such sale. The sale of any part of the Mortgaged Properties shall not exhaust the power of sale, but sales may be made from time to time until all property is sold or the Secured Indebtedness is paid in full. It shall not be necessary to have present or to exhibit at any such sale any of the personal property subject to the lien hereof. To the extent permitted by applicable law, any sale hereunder may be adjourned by announcement at the time and place appointed for such sale, without further notice except as may be required by applicable law.

         4.6 Upon the occurrence of an Event of Default, and if such Event of Default is continuing, the holder may, at its option, and is hereby authorized, prior or subsequent to the exercise of any remedies provided for in this Mortgage, to enter upon the Mortgaged Properties, or any part thereof, and to take possession of the Mortgaged Properties in the possession of Mortgagor or Mortgagor's Successors, and may exclude Mortgagor or Mortgagor's Successors, and all persons claiming under Mortgagor, wholly or partly therefrom; and, holding the same, the holder may exercise without interference from Mortgagor or Mortgagor's Successors, any and all rights which Mortgagor has with respect to the management, possession, operation, protection or preservation of the Mortgaged Properties, and the holder may use, administer, manage, operate and control the Mortgaged Properties and conduct the business thereof to the same extent as Mortgagor or Mortgagor's Successors might at the time do and may exercise all rights and powers of Mortgagor, in the name, place and stead of Mortgagor, or otherwise as the holder shall deem best. All costs, expenses and liabilities of every character incurred by the holder shall be a demand obligation owed by Mortgagor to holder and shall bear interest at the rate specified in Section 4.2 hereof and shall constitute a portion of the Secured Indebtedness and shall be secured by this Mortgage and all of the Security Instruments. If necessary to obtain the possession provided for hereinabove, the holder, as the case may be, may invoke any one or more actions for forcible entry and detainer, trespass to try title and restitution. In connection with any action taken by the holder pursuant to this Section 4.6, the holder shall not be liable for any loss sustained by Mortgagor resulting from any act or omission of the holder in managing the Mortgaged Properties, unless such loss is caused by the willful misconduct or bad faith of the holder. Mortgagor hereby agrees to indemnify and hold harmless the holder from and against any and all liability, loss or damage which may be incurred by reason of the exercise of rights or remedies hereunder. Should the holder incur any such liability by reason of this Mortgage or the exercise of rights or remedies hereunder or in defense of any such claims or demands, the amount thereof, including without limitation, costs, expenses and reasonable attorneys' fees, shall be a demand obligation owing by Mortgagor to the holder and shall bear interest each day from the date incurred until paid at the rate specified in
Section 4.2 hereof and shall be a part of the Secured Indebtedness and shall be secured by this Mortgage and all of the Security Instruments. Mortgagor hereby consents to, ratifies and confirms any and all actions of the holder with respect to the Mortgaged Properties taken under this Section 4.6.

         4.7 Bank is authorized to receive the proceeds of said sale or sales made pursuant to Section 4.4 and Section 4.5 hereof and apply the same as follows: First, to the payment of all necessary costs and expenses incident to the execution of said trust, including but not limited to all court costs and charges of every character in the event foreclosure is by suit; Second, to the payment of the Secured Indebtedness in such order as the holder shall elect; and Third, the balance, if any, remaining after the full and final payment of the Secured Indebtedness, to Mortgagor or Mortgagor's Successors.

         4.8 It is agreed that in any deed or deeds given pursuant to the exercise of a power of sale, any and all statements of fact or other recitals therein made as to the identity of the holder or as to the occurrence or existence of any default, or as to the acceleration of the maturity of the Secured Indebtedness, or as to the request to sell, notice of sale, time, place, terms and manner of sale, and receipt, distribution and application of the money realized therefrom, and, without being limited by the foregoing, as to any act or thing having been duly done by the holder, or any of them if there be more than one, shall be taken by all courts of law and equity as prima facie evidence that the said statements of recitals state facts and are without further question to be so accepted, and Mortgagor does hereby ratify and confirm any and all acts that Bank may lawfully do in the premises by virtue hereof.

         4.9 In case the lien and security interest thereof shall be foreclosed by power of sale or by judicial action, the purchaser at any such sale shall receive, as an incident to its ownership, immediate possession of the property purchased, and Mortgagor agrees for Mortgagor and for all persons claiming under Mortgagor, that if Mortgagor or any such person shall hold possession of said property, or any part thereof, subsequent to foreclosure, Mortgagor or the parties so holding possession shall be considered as tenants at sufferance of the purchaser at foreclosure sale, and anyone occupying the property after demand for possession thereof shall be guilty of forcible detainer and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waved.

         4.10 Upon the occurrence of an Event of Default, and if such Event of Default is continuing, the holder may, at its election, proceed by suit or suits, at law or in equity, to enforce the payment of the Secured Indebtedness in accordance with the terms hereof and of the notes or other instruments evidencing it, to foreclose the lien and security interest of this Mortgage as against all or any portion of the Mortgaged Properties, and to have said properties sold under the judgment or decree of a court of competent jurisdiction. On or at any time after the filing of judicial proceedings to protect or enforce the rights of the holder, the holder, as a matter of right and without regard to the sufficiency of the security, and without any showing of insolvency, fraud or mismanagement on the part of Mortgagor, shall be entitled to the appointment of a receiver or receivers of the Mortgaged Properties, and of the income, rents, issues, products, profits and proceeds thereof.

         4.11 It is agreed that Bank or any other holder may be the purchaser of the Mortgaged Properties, or of any part thereof, at any sale thereof, whether such sale be under the power of sale, or upon any other foreclosure of the lien and security interest hereof or otherwise, and Bank or other holder so purchasing shall, upon any such purchase, acquire good title to the Mortgaged Properties so purchased, free of the lien and security interest of these presents

         4.12 Appraisement of the Mortgaged Properties is hereby waived or not waived, at the option of the Bank, such option to be exercised at or prior to the time judgment is rendered in any judicial foreclosure hereof. To the full extent permitted by applicable law, Mortgagor agrees that it will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any valuation, stay, extension or redemption, and Mortgagor, for Mortgagor and Mortgagor's Successors, and for any and all persons claiming any interest in the Mortgaged Properties, hereby waives and releases, except as expressly provided herein, all rights of redemption, valuation, stay of execution, notice of intention or the election to accelerate the Secured Indebtedness and all rights to a marshalling of assets of Mortgagor, including the Mortgaged Properties, or to a sale on inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created.

         4.13 The rights and remedies hereinabove expressly conferred are cumulative of all other rights and remedies herein, or by law or in equity provided, and shall not be deemed to deprive the holder of any such other legal or equitable rights or remedies, by judicial proceedings or otherwise, appropriate to enforce the conditions, covenants and terms of this Mortgage and of the notes or other instruments evidencing the Secured Indebtedness, and the employment of any remedy hereunder, or otherwise, shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

         4.14 In the event the Mortgaged Properties, or any part thereof, shall be located in any state other than the State of Oklahoma, the procedures for foreclosure and all other provisions of this Article 4 relating to remedies upon default and related matters shall be modified to the extent necessary to comply with the laws of the state where such properties are located. It is the intent of Mortgagor that this Mortgage shall be legal and enforceable in any state where the Mortgaged Properties, or any part thereof, are located and that the provisions hereof shall be modified only to the extent necessary to comply with the laws of such state, and that all other provisions contained herein shall be in no way affected or impaired by the necessity to so modify some or all of the provisions of this Article 4.


                                   ARTICLE 5
                            ASSIGNMENT OF PRODUCTION

         5.1 In order further to secure the payment of the Secured Indebtedness, Mortgagor does hereby TRANSFER, ASSIGN, and CONVEY unto and in favor of the Bank all of the interest of Mortgagor in the oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and other minerals (herein collectively referred to as the Hydrocarbons"), in and under, or which may be produced from, the Mortgaged Properties, or allocated thereto pursuant to pooling or unitization of the Leases or otherwise, together with all accounts, contract rights, general intangibles, products and proceeds arising from or derived from the sale, transfer or other disposition of such Hydrocarbons on and after the date of the execution of this Mortgage.

         5.2 The foregoing assignment is made upon, and subject to, the following terms:

                 (a) The holder may give written or telegraphic notice to all of the parties producing, purchasing, taking, possessing or receiving any such Hydrocarbons, or having in their possession any such Hydrocarbons belonging to Mortgagor or such proceeds for which they or others are accountable to the holder by virtue of the provisions of this Section 5.2, to hold and dispose of such Hydrocarbons for the account of the holder and to make payment of such proceeds direct to the holder at its principal office, and the holder shall thereafter receive, collect and retain, subject to the provisions of Section 5.5, as part of the Mortgaged Properties, all such Hydrocarbons, all for the benefit and further security of the Secured Indebtedness.

                 (b) All parties producing, purchasing, taking, possessing, processing or receiving any such Hydrocarbons, or having in their possession any such Hydrocarbons or such proceeds for which they or others are accountable to the holder by virtue of the provisions of this Section 5.2, are authorized and directed by Mortgagor, upon receipt of notice by the holder given pursuant to Subsection 5.2(a) above, to treat and regard the holder as the assignee and transferee of Mortgagor and entitled in its place and stead to receive such Hydrocarbons and proceeds; and such parties and each of them shall be fully protected in so treating and regarding the holder and shall be under no obligation to see to the application by the holder of any such proceeds received by it. Until such notice is received by such parties, payment of all proceeds attributable to such Hydrocarbons shall be payable directly to Mortgagor as provided in
         Section 5.3 below. Without in any way limiting the effectiveness of the authorization and direction in the next preceding sentence, if Mortgagor shall receive such proceeds which under this Section 5.2 are receivable by the holder after such notice, Mortgagor will hold the same in trust and will remit such proceeds, or cause such proceeds to be remitted, immediately, to the holder.

                 (c)      Without limiting the foregoing provisions of this
         Article 5, Mortgagor stipulates that this Article 5 is intended to grant to the holder a security interest in Mortgagor's interest in the Hydrocarbons to be extracted from or attributable to the Mortgaged Properties, and in and to the proceeds resulting from the sale thereof at the well head.

         5.3 Mortgagor covenants, agrees and specifically undertakes hereby, to cause, after Bank shall have so requested, all pipeline companies or other purchasers of the Hydrocarbons to pay promptly to the holder, for the benefit of Mortgagor, at the address designated by the holder, Mortgagor's interest in the proceeds derived from the sale thereof, in accordance with the terms of this assignment, and forthwith to execute, acknowledge and deliver to such pipeline companies and other purchasers such further and proper division orders, transfer orders, certificates and other documents as may be necessary or proper to effect the intent of these presents; and the holder shall not be required at any time, as a condition to its right to obtain the proceeds of the Hydrocarbons, to warrant its title thereto or to make any guaranty whatsoever. In addition, and without limitation, Mortgagor covenants, agrees and specifically undertakes hereby, to provide to the holder the name and address of every pipeline company or other purchaser of the oil, gas and other minerals produced from or allocated to the Mortgaged Properties when determined, together with a copy of the applicable purchase and sales contracts. All expenses incurred by the holder in the collection of such proceeds shall be repaid promptly by Mortgagor; and prior to such repayment, such expenses shall be a part of the Secured Indebtedness.

         5.4 Without limitation upon any of the foregoing, Mortgagor hereby designates and appoints the holder as Mortgagor's true and lawful agent and attorney-in-fact (with full power of substitution, either generally or for such periods or purposes as the holder may from time to time prescribe), with full power and authority, for and on behalf of and in the name of Mortgagor and only upon an Event of Default, and while such Event of Default is continuing, to execute, acknowledge and deliver all such division orders, transfer orders, certificates and other documents of every nature, with such provisions as may from time to time, in the opinion of the holder, be necessary or proper to effect the intent and purpose of the assignment contained in this Article 5; and to demand, collect, receive and sue for, in the holder's own name or in the name of Mortgagor, all cash, other distributions or proceeds due or which may become due to Mortgagor by virtue of the Mortgaged Properties or any part thereof or interest therein, with the absolute right in the holder to rehypothecate, pledge, compromise, settle or discharge the same and to do all acts and things necessary or convenient for any such purpose, including, without limitation, the right to give good and sufficient receipts and releases; to endorse the name of Mortgagor upon any and all checks, drafts, money orders and other instruments for the payment of monies which are payable to Mortgagor and constitute collections on the Mortgaged Properties; and to perform such other and further acts and deeds in the name of Mortgagor which the holder may deem necessary and appropriate to effect the intent and purpose of the Assignment contained in this Article 5; and Mortgagor shall be bound thereby as fully and effectively as if Mortgagor had personally executed, acknowledged and delivered any of the foregoing certificates or documents; as if Mortgagor had personally demanded, collected, received and/or sued for any and all cash, other distributions or proceeds; as if Mortgagor had personally done any and all acts and things necessary or convenient for any such purpose; as if Mortgagor had personally endorsed Mortgagor's own name upon any and all checks, drafts, money orders and other instruments; and as if Mortgagor personally performed such other and further acts and deeds in Mortgagor's own name which the holder deemed necessary and appropriate to effect the intent and purpose of the Assignment contained in this Article 5; PROVIDED, HOWEVER, notwithstanding anything contained herein to the contrary, the Assignment of Production contained in Section 5.1 hereof, and the holders rights thereunder, shall be absolute and shall not be conditioned upon the occurrence of an Event of Default. The powers and authorities herein conferred on the holder may be exercised by the holder through any person who, at the time of exercise, is an officer of the holder. The power of attorney conferred by this Section 5.4 is granted for valuable consideration and coupled with an interest and is irrevocable so long as the Secured Indebtedness, or any part thereof, shall remain unpaid. All persons dealing with the holder, or any substitute, shall be fully protected in treating the powers and authorities conferred by this
Section 5.4 as continuing in full force and effect until advised by the holder that the Secured Indebtedness is fully and finally paid.

         5.5 All proceeds received by the holder in collected funds pursuant to this Article 5 shall be placed in a collateral collection account at Bank, and the holder is hereby authorized to apply all such proceeds as follows: First, to the payment of all necessary costs and expenses incident to the receipt and collection of such proceeds; Second, to the payment of the Secured Indebtedness then due in such order as the holder shall elect; and Third, the balance, if any, remaining after the full and final payment of the Secured Indebtedness, to Mortgagor or Mortgagors Successors.

         5.6 Should any person or entity now or hereafter purchasing or taking any part of the Hydrocarbons fail to make payment promptly to the holder for the purchase price of such Hydrocarbons, after notice pursuant to this
Article 5, the holder shall have the right to make or to require Mortgagor to make, a change of connection and the right, subject to then existing contractual obligations to designate or approve the purchaser with whose facilities a new connection shall be made, and the holder shall be without liability or responsibility in connection therewith so long as ordinary care is used in making such designation

         5.7 The holder shall never be under any obligation to enforce the collection of the funds assigned to it hereunder, nor shall it ever be liable for failure to exercise diligence in the collection of such funds, but it shall only be accountable for the sums that it shall actually receive.


                                   ARTICLE 6
                               SECURITY AGREEMENT

         6.1 With respect to all personal property and fixtures comprising a part of the Mortgaged Properties, together with all proceeds and products thereof (hereinafter collectively referred to as the "Collateral"), this Mortgage shall likewise be a security agreement, and for a valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of further securing payment and performance of the Secured Indebtedness, Mortgagor hereby grants to Bank a security interest in the Collateral including, without limitation, all rights now owned and at any time hereafter acquired by Mortgagor in all (a) oil, gas and other minerals produced from or allocated to the Mortgaged Properties, (b) accounts, chattel paper and general intangibles arising in connection with the sale or other disposition of such production, or otherwise associated with the Mortgaged Properties, (c) equipment, materials, other personal property, and fixtures at any time used on or in connection with the Mortgaged Properties or in connection with such production, and (d) geological, geophysical, engineering, accounting, title, legal and other technical or business data concerning the Mortgaged Properties, and the Hydrocarbons which are in the possession of Mortgagor or in which Mortgagor can otherwise grant a security interest, and all books, files, records, seismic, magnetic media and other forms of recording or obtaining access to such data, together with all accessions, additions, proceeds, products, replacements, substitutions, and modifications to or for any of the foregoing.

         6.2 Mortgagor hereby assigns to Bank Mortgagor's security interests and liens and all other interests of Mortgagor arising pursuant to or perfected by any instrument to which Mortgagor is a party affecting real property in which Mortgagor is an interest owner, as and if provided in the Oklahoma Uniform Commercial Code or otherwise, by virtue of the first sale of Hydrocarbons produced from the Mortgaged Properties.

         6.3 Mortgagor represents and warrants that, except for any financing statement now in force filed by Bank, or as shown on Exhibit "A", no financing statement covering the Collateral, or any part thereof, has been filed with any filing officer, and no other security interest now in force has attached or been perfected in the Collateral, or any part thereof.

         6.4 This Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all of the Collateral which s or will become fixtures related to the Lands and Leases and is to be filed for record as a financing statement in the real estate records of each county where any part of the Mortgaged Properties (including such fixtures) is situated. Such of the Mortgaged Properties which constitute minerals or the like (including oil and gas) or accounts subject to subsection (5) of Section 9-103 of the Oklahoma Uniform Commerce Code are or will be financed at the wellhead or minehead of the well or mine located on the Lands described in Exhibit "A". This Mortgage shall also be effective as a financing statement covering such minerals or the like (including oil and gas) and such accounts, and, where so permitted or required, is to be filed for record as such a financing statement in the real estate records for each county where a mortgage on the Mortgaged Properties would be filed or recorded. The above goods are or are to become fixtures on the Lands. The record owner of the real estate interest covered by this Mortgage is Mortgagor.


                                   ARTICLE 7
                                 MISCELLANEOUS

         7.1 Upon the full and final payment of the Secured Indebtedness, this Mortgage shall be extinguished and be of no further force and effect; and the Mortgaged Properties shall become wholly free and clear hereof and all of the property as assigned hereby shall be automatically reassigned to Mortgagor without any further act being required; and the holder, upon the request and at the expense of Mortgagor, shall promptly deliver to Mortgagor such instruments evidencing the Secured Indebtedness, marked "PAID", and execute and deliver to Mortgagor and others a release of this Mortgage and such other instruments of satisfaction as may be appropriate.

         7.2 The rights, titles, interests, liens and powers hereunder are cumulative of each other and of all other rights, titles, interests, liens and powers which may now or hereafter exist to secure the payment of the Secured Indebtedness to the holder, or any part thereof. The security herein and hereby provided shall not affect or be affected by any other Security Instrument or by any other or further security heretofore or hereafter taken for the Secured Indebtedness or any part thereof. Mortgagor, for Mortgagor and Mortgagor's Successors, and for any and all persons ever claiming any interest in the Mortgaged Properties, hereby waives all rights of marshalling in event of foreclosure of the lien hereby created. No failure to exercise and no delay in exercising on the part of the holder any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege.

         7.3 For all purposes of this instrument, the post office address of Bank shall be: P.O. Box 655415, Dallas, Texas 75265-5415, Attention: Mynan
C. Feldman, Vice President, and the address of Mortgagor shall be: 5949 Sherry Lane, Suite 1616, Dallas, Texas 75225.

         7.4 No provision herein or in any promissory note, instrument, or any other loan document executed by Mortgagor evidencing the Secured Indebtedness shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest in such respect is provided for herein or in any such promissory note, instrument, or any other loan document, the provisions of this Section 7.4 shall govern, and Mortgagor shall not be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. The intention of the parties being to conform strictly to the usury laws now in force, all promissory notes, instruments and other loan documents executed by Mortgagor evidencing the

Secured Indebtedness shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

         7.5 These presents shall be binding upon the Mortgagor and Mortgagor s Successors, and shall inure to the benefit of the holder, its successors and assigns, and shall be covenants running with the Lands.

         7.6 In the event that any one or more of the provisions contained in this Mortgage shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. In case any term or provision hereof is inconsistent with any term or provision contained in the Loan Agreement, the term or provision contained in the Loan Agreement shall be controlling.

         7.7 THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OKLAHOMA.

         7.8 This Mortgage has simultaneously been executed in a number of identical counterparts, each of which, for all purposes, shall be deemed an original, and all of which are identical except that, to facilitate recordation, in any particular counterpart, portions of Exhibit "A" which describe properties and interests situated in counties other than the county in which such particular counterpart is to be recorded may have been omitted.

         7.9 The use of any particular pronoun herein shall mean and be construed to include the plural and singular number of such pronoun, whenever and wherever appropriate and applicable, and shall mean and be construed to include the masculine, feminine or neuter gender of such pronoun, whenever and wherever appropriate and applicable.

         7.10 The effective date of the assignment contained in Article 5 is the date of execution of this Mortgage at 7:00 o'clock a.m.

         EXECUTED this first day of April, but effective as of the first day of April, in multiple counterparts.

                                        BRIGHAM OIL & GAS, L.P.
                                          a Delaware limited partnership
                                          By:    Brigham Exploration Company
                                                 Managing General Partner


                                          By:
                                             -----------------------------
                                          Name:  Anne L. Brigham
                                          Title: Executive Vice President
                                                 of Brigham Exploration Company

                                        BANK ONE, TEXAS, N.A.,
                                          a national banking association


                                          By:
                                          ------------------------
                                          Name:  Mynan C. Feldman
                                          Title: Vice President


THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned, a Notary Public in and for the State of Texas, on this day personally appeared Anne L. Brigham, Executive Vice President of Brigham Exploration Company, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of Brigham Oil & Gas, L.P., a Delaware limited partnership, acting by and through Brigham Exploration Company, as managing general partner of Brigham Oil & Gas, L.P., and that said corporation executed said instrument as the act of Brigham Oil & Gas, L.P. for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this first day of April, 1996.


My Commission Expires:                 -------------------------------
                                       Notary Public, State of Texas

---------------------
                                       -------------------------------
                                      (Printed or Typed Name of Notary)


THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned, a Notary Public in and for the State of Texas, on this day personally appeared Mynan C. Feldman, Vice President of BANK ONE, TEXAS, N.A., a national banking association, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of said association, and that he executed said instrument as the act of such association for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this first day of April, 1996.


My Commission Expires:                 -------------------------------
                                       Notary Public, State of Texas

---------------------
                                       -------------------------------
                                      (Printed or Typed Name of Notary)